RESERVE SHORT-TERM INVESTMENT TRUST

Supplement dated July 16, 2007
to Prospectuses and Statements of Additional Information
dated September 28, 2006, as amended October 2, 2006

The Board of Trustees and shareholders of the fund listed below approved an increase in its management fee by one basis point (.01 of 1%) and for each class thereof. In approving the fee, the Board of Trustees and shareholders of the fund noted below approved an amendment to the Investment Management Agreement to exclude from the comprehensive fee the expenses of the services of the fund's compliance officer and independent counsel to the Independent Trustees which will now be paid by the fund. To reflect the fee change, the data provided below updates the table for each applicable class in the current Prospectus for the Reserve Yield Plus Fund of Reserve Short-Term Investment Trust (the "Fund") under the section entitled "Fees & Expenses".

Reserve Yield Plus Fund

The following table describes the fees and expenses that you must pay if you buy and hold shares of the fund listed above. The Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in the Fund. The Annual Fund Operating Expenses are paid out of the Fund's assets, so these expenses affect the value of the Fund's shares.

Current Fees and Expenses

	Class 15	Class 25	Class Treasurer's Trust	Class R
Shareholder Fees (Fees paid directly from your investment)
Low Balance Fee(1)	0.00%	0.00%	0.00%	0.00%
Redemption Fees(2)	0.00%	0.00%	0.00%	0.00%
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fee(3)	0.16%	0.26%	0.61%	0.76%
Distribution and Service (12b-1) Fee	None	None	None	0.25%
Other Expenses(4)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(5)	0.17%	0.27%	0.62%	1.02%

(1)  If an account other than an IRA account has an average monthly account balance of less than $100,000 for Class 15 and 25 and $1,000 for Class Treasurer's Trust and Class R and there has been no shareholder activity in the account for the past 12 months the Fund may charge a low balance fee of currently $15.

(2)  A check writing service fee may be charged for redemption checks of less than $100,000 by Class 15 and 25 shareholders and a fee of $5 may be charged for redemption checks of less than $100 by Class R shareholders. There will be a wire fee of $10 on all wire redemptions of less than $500,000 for Class 15; a fee of $100 on all wire redemptions of less than $100,000 for Class 25 and a fee of $10 on all wire redemptions of less than $10,000 for Class R shares.

(3)  The Fund pays a "Comprehensive Management Fee" that includes the advisory fee of 0.08%, as well as all administrative and customary operating expenses of the Fund, and shareholder liaison services (such as responding to inquiries and providing information on investments), recordkeeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include the amounts described below, for which the Fund pays its direct or allocated share.

(4)  Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust's Distribution Plan, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the Trustees who are not interested persons of the Manager as defined in the Investment Company Act (the "Independent Trustees") including the fees of the independent counsel of the Independent Trustees.

(5)  The Adviser agreed to contingently waive expenses or reimburse the Fund to the extent that the Total Annual Operating Expenses for Class 15 shares exceeded 0.15%, for Class 25 shares exceeded 0.25%, and for Class Treasurer's Trust shares exceeded 0.60%. In addition, the Adviser agreed to waive expenses or reimburse the Fund to the extent that the Total Annual Operating Expenses for Class R exceeded 0.81%. The Adviser reserves the right to recover in subsequent periods any excess reimbursement or contingent waiver allowed to the Fund for a period of not more than three fiscal years. If the Fund invests in an affiliated money market fund, it will reduce the fees and expenses payable by Fund investors by the amount of fees and expenses charged by that affiliated fund. If the Fund invests in an unaffiliated money market fund, shareholders would bear both their proportionate share of fees and expenses in the Fund (including investment advisory fees) and, indirectly, the fees and expenses of such money market fund (including investment advisory fees of that fund).

Expense Example

This example is intended to help you compute the cost of investing in the class with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and the class returns 5% annually. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Reserve Yield Plus Fund Class R	$109.68	$342.03	$592.89	$1,310.88
Reserve Yield Plus Fund Class Treasurer's Trust	$63.55	$199.09	$346.72	$776.01
Reserve Yield Plus Fund Class 25	$27.68	$87.01	$152.08	$343.63
Reserve Yield Plus Fund Class 15	$17.43	$54.84	$95.95	$217.40

The fee increase is also applicable to the sections in the Fund's Statement of Additional Information concerning the Investment Management Agreement. In addition, the section concerning the Investment Management Agreement in the Fund's Statement of Additional Information is revised, in part, to reflect the changes in the agreement as follows:

Investment Management Agreement

The Trust, on behalf of the Fund, has entered into an Investment Management Agreement with the Adviser (the "Management Agreement"), which provides for a comprehensive management fee structure. Under the Management Agreement,

RMCI manages the Fund's investments in accordance with its investment objective and policies, subject to the overall supervision of the Trustees.

Under the terms of the Management Agreement, RMCI is paid a comprehensive management fee (the "Management Fee"), which includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. Excluded from the administrative and customary operating expenses for the Fund are interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust's Distribution Plan, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the Independent Trustees, including the fees of independent counsel of the Independent Trustees.

Shareholders should retain this Supplement for future reference.